Exhibit 10.1

AMENDMENT TO CREDIT
AGREEMENT
This AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of January 31, 2012, among M/I HOMES, INC., an Ohio corporation (the "Borrower"), the Lenders that are identified on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the "Agent").
RECITALS
WHEREAS, the Borrower, the Lenders identified on the signature pages hereto, certain other Lenders and Agent are parties to that certain Credit Agreement dated as of June 9, 2010 as modified by that Letter Agreement thereto dated as of September 2, 2011 and effective as of September 15, 2011 (as it has been and may be amended, renewed and restated from time to time, the "Credit Agreement") (all capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement);
WHEREAS, the Borrower and the Lenders desire to modify certain provisions of the Credit Agreement for the purposes hereinafter set forth;
NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:
1.Amendment of Section 1.
(a)The following defined terms in Section 1 of the Credit Agreement are hereby amended and restated as follows:
"Financial Subsidiary" shall mean (i) each of M/I Financial Corp., M/I Title Agency, Ltd., TransOhio Residential Title Agency, Ltd. and Washington/Metro Residential Title Agency, LLC and (ii) each other now owned or hereafter created or acquired Subsidiary of any of the Loan Parties, unless such Subsidiary is a Guarantor, in which Investments are made as permitted under subsection 7.6(g) and which are primarily engaged in the business of mortgage financing, the origination of mortgages for resale, title insurance or similar financial businesses, in each case, directly and solely related to the Loan Parties' homebuilding and home sale business. Notwithstanding the foregoing, any Financial Subsidiary may execute and deliver to the Agent a Guaranty Agreement or Supplemental Guaranty in accordance with subsection 6.13 hereof and thereby become a Guarantor hereunder at which time such Subsidiary shall cease to be a Financial Subsidiary.
"Housing Unit Closing" shall mean a closing of the sale of a Housing Unit by the Borrower, a Guarantor or, without duplication, an Acquired Company to a bona fide purchaser for value that is not a Subsidiary or Affiliate.
"Indebtedness" shall mean, without duplication, with respect to any Person (1) indebtedness or liability for borrowed money, including, without limitation, subordinated indebtedness (other than trade accounts payable and accruals incurred in the ordinary course of business); (2) obligations evidenced by debentures, notes, bonds, or other similar instruments; (3) obligations for the deferred purchase price of property (including, without limitation, seller financing of any inventory) or services, provided, however, that "Indebtedness" shall not include obligations with respect to options to purchase real property that have not been exercised; (4) obligations as lessee under Capital Leases to the extent that the same would, in accordance with GAAP, appear as liabilities in such Person's consolidated balance sheet; (5) current liabilities in respect of unfunded vested benefits under Plans and incurred withdrawal liability under any Multiemployer Plan; (6) obligations under acceptance facilities; (7) all Contingent Obligations, provided, however, that "Indebtedness" shall not include reimbursement obligations in respect of Performance Letters of Credit or guaranties of performance obligations (such as bid or performance surety bonds) except to the extent that any such reimbursement obligations or guaranties of performance obligations have been drawn or called upon; (8) obligations secured by any Liens on any property of such Person (including, without limitation, the obligations secured by the Liens described in subsection 7.2(b) hereof, but excluding CDD obligations), whether or not the obligations have been assumed; and (9) net liabilities under interest rate swap, exchange or cap agreements (valued as the termination value thereof, computed in accordance with a method approved by the International Swaps and Derivatives Association and agreed to by such Person in the applicable agreement).
"Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, encumbrance, lien (statutory or other), preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including without limitation any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the authorized filing by or against a Person of any financing statement as debtor under the Uniform Commercial Code or comparable law of any jurisdiction). A restriction, covenant, easement, right of way, or similar encumbrance affecting any interest in real property owned by Borrower or any Guarantor and which does not secure an obligation to pay money is not a Lien.
"Maturity Date" shall mean December 31, 2014.
"New Lender" shall have the meaning set forth in subsection 2.25 hereof.
"Non-Guarantor Subsidiary" shall mean (i) M/I Homes Foundation, an Ohio nonprofit corporation, and (ii) each now owned or hereafter created or acquired Subsidiary of Borrower or a Guarantor in which Investments are made as permitted under subsection 7.6(g) hereof, unless such Subsidiary is a Guarantor. Notwithstanding the foregoing, any Non-Guarantor Subsidiary may execute and deliver to the Agent a Guaranty Agreement or Supplemental Guaranty in accordance with subsection 6.13 hereof and thereby become a Guarantor hereunder at which time such Subsidiary shall cease to be a Non-Guarantor Subsidiary.
"Secured Borrowing Base" shall mean, as of any date, an amount calculated as follows: (a) 100% of Secured Borrowing Base Cash plus (b) 45% of the aggregate Appraised Value of Qualified Real Property plus (c) 35% of the aggregate book value of Sub-Qualified Real Property. Notwithstanding anything to the contrary herein, the Secured Borrowing Base shall be subject to the following limitations, calculated based on book value as in effect from time to time: (i) not more than 25% of the aggregate Secured Borrowing Base shall be comprised of the sum of Qualified Real Property and Sub-Qualified Real Property in a Single Market, except Columbus Ohio; (ii) not more than 35% of the aggregate Secured Borrowing Base shall be comprised of the sum of Qualified Real Property and Sub-Qualified Real Property in the Columbus, Ohio Single Market; (iii) not more than 25% of the aggregate Secured Borrowing Base shall be comprised of Lots under Development; (iv) not more than 30% of the aggregate Secured Borrowing Base shall be comprised of Unimproved Entitled Land; (v) not more than 50% of the aggregate Secured Borrowing Base shall be comprised of the sum of Lots under Development and Unimproved Entitled Land; (vi) the aggregate book value attributable to Sub-Qualified Real Property in clause (c) of this definition shall not exceed $25,000,000 and (vii) no single Real Property may remain included in the calculation contained in clause (c) of this definition for a period exceeding 120 days; provided, however, that the Agent may extend this time period for up to an additional 60 days in its sole discretion. The Secured Borrowing Base shall not include any unimproved, unentitled Real Property.
"Secured Indebtedness" shall mean, as of any date, all Indebtedness (including without limitation purchase money Indebtedness, non-recourse Indebtedness and Capital Lease obligations) of Borrower or any of its Subsidiaries (excluding Indebtedness (i) owing to Borrower or any of its Subsidiaries, (ii) owing under this Agreement or any other Loan Document or (iii) of a CDD) that is fully secured by a Lien on assets of Borrower or any of its Subsidiaries.
"Senior Notes" shall mean, collectively, the Senior Notes (2012) and the Senior Notes (2018).
"Start of Construction" shall mean the commencement of vertical construction on an existing foundation or footer for a detached or attached single family house (including a townhouse condominium building or condominium building) on Land that immediately prior thereto constituted a Lot hereunder.
(b)The following new defined terms are hereby inserted into Section 1 of the Credit Agreement in alphabetical order to read as follows:
"Acquired Company" shall mean a Person acquired in a consummated Acquisition by Borrower or any Guarantor.
"Amendment Effective Date" shall mean January 31, 2012.
"CDD" shall mean a Community Development District and/or Community Development Authority or similar governmental or quasi-governmental entity created under state or local statutes to encourage planned community development and to allow for the construction and maintenance of long-term infrastructure through alternative financing sources, including the tax-exempt and/or the taxable bond markets.
"Coverage Trigger Reduction Date" shall mean the last day of the fiscal quarter immediately following the fiscal quarter in which both of the Borrower's Interest Coverage Ratio and the ACFO Ratio fail to be greater than 1.50 to 1.00, subject to and as more fully provided in Subsection 2.6(d).
"Increasing Lender" shall have the meaning assigned to that term in Section 2.25.
"Senior Notes (2012)" shall mean the 6-7/8% Senior Notes due 2012 issued under and pursuant to the Indenture, dated as of March 24, 2005, among the Borrower, the guarantors named therein and US Bank National Association, as Trustee.
"Senior Notes (2018)" shall mean the 8.625% Senior Notes due 2018 issued under and pursuant to the Indenture, dated as of November 12, 2010, among the Borrower, the guarantors named therein and US Bank National Association, as Trustee.
"Sub-Qualified Real Property" shall mean, with respect to any Loan Party or Loan Parties as of any date, Real Property that is owned solely or jointly and severally by such Person(s) where such Real Property would satisfy the definition of Qualified Real Property except for compliance with Subsections (a) and (b) thereof.
2.Amendment of Section 2.6(c). Subsection 2.6(c) of the Credit Agreement is amended to read as follows:

"(c)    If, as of any date, Borrower fails to maintain a Consolidated Tangible Net Worth of at least $235,000,000, the Aggregate Commitment will be immediately reduced by $20,000,000 (the "CTNW Test"). Any such reduction of the Aggregate Commitment shall be allocated to each Lender's Commitment ratably in proportion to its Ratable Share. If, as a result of any restatement of or other adjustment to the financial statements of Borrower or a calculation error, Borrower or Agent determines that (i) the Consolidated Tangible Net Worth as calculated by Borrower as of any applicable date was inaccurate, and (ii) a proper calculation of the Consolidated Tangible Net Worth would have resulted in a reduction of the Aggregate Commitment, the Aggregate Commitment will be immediately reduced. This subsection 2.6(c) shall not limit the rights of Agent, any Lender or any LC Issuer as the case may be under Section 9. Any such reduction shall be accompanied by (A) prepayment of the Revolving Credit Loans made hereunder to the extent, if any, that the sum of the amount of such Revolving Credit Loans, the Swingline Loans and the Facility L/C Obligations then outstanding exceeds the amount of the Aggregate Commitment, as then reduced, together with accrued interest on the amount so prepaid to the date of such prepayment, and (B) if a Revolving Credit Loan is a Eurodollar Rate Loan that is prepaid other than at the end of the Interest Period applicable thereto, by any amounts payable pursuant to subsection 3.5 hereof. Notwithstanding the foregoing, if the Coverage Test provided for in Subsection 2.6(d) is violated and such violation results in a $20,000,000 reduction in the Aggregate Commitment, then any violation of the CTNW Test provided for in this Subsection 2.6(c) would not cause a second reduction of $20,000,000. By way of example, if a violation of the Coverage Test occurs on June 30, 2013 and the Aggregate Commitments are reduced by $20,000,000 as a result thereof, then a violation of the CTNW Test on September 30, 2013 would not result in a second reduction in Aggregate Commitments. If both the CTNW Test and the Coverage Test are violated during the same quarter (commencing June 30, 2013 and thereafter) only one $20,000,000 reduction will be taken, but the next subsequent violation of the Coverage Test will provide the basis for another reduction."

3.Amendment of Subsection 2.6(d). Subsection 2.6(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(d)    If, as of the end of any fiscal quarter commencing with the fiscal quarter ending June 30, 2013, Borrower fails to maintain an Interest Coverage Ratio of greater than 1.50 to 1.00 and an ACFO Ratio of greater than 1.50 to 1.00 (for the avoidance of doubt, Borrower must fail both tests (collectively, the "Coverage Test") in the same quarter for the application of this Subsection 2.6(d)), the Aggregate Commitment will be reduced by $20,000,000 on the Coverage Trigger Reduction Date. Notwithstanding the foregoing, the Aggregate Commitment hereunder shall not be reduced solely as a result of the application of this Subsection 2.6(d) so long as (a) the Aggregate Commitments are less than or equal to $80,000,000 prior to such reduction and (b) the Loan Parties maintain an ACFO Ratio of greater than 1.10 to 1.00 for the trailing two fiscal quarters ending on the fiscal quarter being measured hereunder. Any such reduction of the Aggregate Commitment shall be allocated to each Lender's Commitment ratably in proportion to its Ratable Share. If, as a result of any restatement of or other adjustment to the financial statements of Borrower or a calculation error, Borrower or Agent determines that (i) the Interest Coverage Ratio or the ACFO Ratio as calculated by Borrower as of any applicable date was inaccurate, and (ii) a proper calculation of either the Interest Coverage Ratio or the ACFO Ratio would have resulted in a reduction of the Aggregate Commitment, the Aggregate Commitment will be immediately reduced or if the relevant Coverage Trigger Reduction Date has not passed, will reduce on the Coverage Trigger Reduction Date. This subsection 2.6(d) shall not limit the rights of Agent, any Lender or any LC Issuer as the case may be under Section 9. Any such reduction shall be accompanied by (A) prepayment of the Revolving Credit Loans made hereunder to the extent, if any, that the sum of the amount of such Revolving Credit Loans, the Swingline Loans and the Facility L/C Obligations then outstanding exceeds the amount of the Aggregate Commitment, as then reduced, together with accrued interest on the amount so prepaid to the date of such prepayment, and (B) if a

Revolving Credit Loan is a Eurodollar Rate Loan that is prepaid other than at the end of the Interest Period applicable thereto, by any amounts payable pursuant to subsection 3.5 hereof.  Notwithstanding the foregoing, if the CTNW Test provided for in Subsection 2.6(c) is violated and such violation results in a $20,000,000 reduction in the Aggregate Commitment, then the first simultaneous or subsequent violation of the Coverage Test provided for in this Subsection 2.6(d) would not cause a second reduction of $20,000,000. A second subsequent violation of this Coverage Test would cause $20,000,000 reduction. By way of example, if a violation of the CTNW Test occurs on June 30, 2012 and the Aggregate Commitments are reduced by $20,000,000 as a result thereof, then a violation of the Coverage Test on June 30, 2013 would not result in a second reduction in Aggregate Commitments; however, if the Coverage Test was again violated in September 30, 2013, then the violation of the Coverage Test would provide the basis for a $20,000,000 reduction in the Aggregate Commitment. If both the CTNW Test and the Coverage Test are violated during the same quarter (commencing June 30, 2013 and thereafter) only one $20,000,000 reduction will be taken, but the next subsequent violation of the Coverage Test will provide the basis for another reduction."

4.Amendment of Section 2.13. Section 2.13 [The Facility L/C] of the Credit Agreement is hereby amended and restated to read as follows:
(a)"2.13    The Facility L/Cs.
So long as no Default or Event of Default exists, PNC and each other Lender that is designated as an LC Issuer in this Agreement or in accordance with subsection 2.14(a) hereof, agree to issue Facility L/Cs, on the terms and conditions hereof, provided that (a) the aggregate of all Facility L/C Obligations at any one time outstanding shall not exceed Forty Million Dollars ($40,000,000) and (b) the sum of the aggregate amount of all Loans and the aggregate amount of all Facility L/C Obligations at any one time outstanding shall not exceed the Aggregate Commitment."

5.Amendment of Subsection 2.15(c)(ii). Subsection (c)(ii) of Section 2.15 [Issuance of Facility L/Cs] of the Credit Agreement is hereby amended and restated to read as follows:
"(ii)    if, after giving effect to the issuance, amendment or extension of the Facility L/C requested hereunder, the aggregate principal amount of the Facility L/C Obligations would exceed the lesser of (A) $40,000,000 and (B) the Aggregate Commitment;"

6.Addition of new Section 2.25. A new Section 2.25 is hereby inserted into the Credit Agreement to read as follows:
"2.25    Increase in Revolving Credit Commitments.
(a)Increasing Lenders and New Lenders. The Borrower may, at any time, request that (1) the current Lenders increase their Commitment (any current Lender which elects to increase its Commitment shall be referred to as an "Increasing Lender") or (2) one or more new lenders (each a "New Lender") join this Agreement and provide a Commitment hereunder; provided that each of the current Lenders shall be offered the opportunity to increase its Commitment before any New Lender is offered such opportunity; provided, further, that if within 30 days after Borrower's request therefor the entire amount of the requested increase is not agreed to be taken among the current Lenders (subject to documentation, no material adverse change and customary contingencies), the Borrower may request Commitments from New Lenders, all subject to the following terms and conditions:
(i)No Obligation to Increase. No current Lender shall be obligated to increase its Commitment and any increase in the Commitment by any current Lender shall be in the sole discretion of such current Lender.
(ii)Defaults. There shall exist no Events of Default or Default on the effective date of such increase after giving effect to such increase.
(iii)Aggregate Revolving Credit Commitments. After giving effect to such increase, the Aggregate Credit Commitment shall not exceed $175,000,000.
(iv)Minimum Revolving Credit Commitments. After giving effect to such increase, the amount of the Commitments provided by each of the New Lenders and each of the Increasing Lenders shall be at least $5,000,000.
(v)Resolutions; Opinion. The Loan Parties shall deliver to the Agent on or before the effective date of such increase the following documents in a form reasonably acceptable to the Agent: (1) if the increase in the Commitment has not been previously approved by an appropriate resolution acceptable to the Agent, certifications of their corporate secretaries with attached resolutions certifying that the increase in the Commitment has been approved by such Loan Parties, and (2) an opinion of counsel addressed to the Agent and the Lenders addressing the authorization and execution of the Loan Documents by, and enforceability of the Loan Documents against, the Loan Parties.
(vi)Notes. The Borrower shall execute and deliver (1) to each Increasing Lender a replacement revolving credit Note reflecting the new amount of such Increasing Lender's Commitment after giving effect to the increase (and the prior Note issued to such Increasing Lender shall be deemed to be terminated) and (2) to each New Lender a revolving credit Note reflecting the amount of such New Lender's Commitment.
(vii)Approval of New Lenders. Any New Lender shall be subject to the approval of the Agent, which shall not be unreasonably withheld.
(viii)Increasing Lenders. Each Increasing Lender shall confirm its agreement to increase its Commitment pursuant to an acknowledgement in a form acceptable to the Agent, signed by it and the Borrower and delivered to the Agent at least five (5) days before the effective date of such increase.
(ix)New Lenders--Joinder. Each New Lender shall execute a lender joinder in substantially the form of Exhibit K pursuant to which such New Lender shall join and become a party to this Agreement and the other Loan Documents with a Commitment in the amount set forth in such lender joinder.
(x)Security Documents. Executed amendments or amendments and restatements to the Mortgages shall have been duly executed and delivered to Agent by each party thereto in form and substance satisfactory to the Agent, together with each other document related to the Security Documents or under law or reasonably requested by Agent to be filed, registered or recorded in order to create in favor of Agent, for the benefit of Lenders, continuing the valid first priority perfected Lien on the Security described therein in favor of the Agent for the benefit of the Lenders, subject only to such Liens as may be acceptable to the Agent, in each case in proper form for filing, registration or recordation together with a local counsel legal opinion to such effect in form and substance satisfactory to the Agent. To the extent necessary to complete the amended Mortgages described above, an updated legal description of each real property constituting subject to a Mortgage sufficient for recording and date-down endorsements, evidencing the continued first priority (except as specified above) Lien of the Mortgage in favor of the Agent for the benefit of the Lenders in such policy amounts as the Agent may require, and otherwise in form and substance satisfactory to the Agent.
(b)Treatment of Outstanding Loans and Letters of Credit.
(i)Repayment of Outstanding Loans; Borrowing of New Loans. On the on the effective date of such increase, the Borrower shall repay all Loans then outstanding, subject to the Borrower's indemnity obligations under Section 3.5 [Indemnity]; provided that it may borrow new Loans with a Borrowing Date on such date. Each of the Lenders shall participate in any new Loans made on or after such date in accordance with their respective Ratable Shares after giving effect to the increase in Commitments contemplated by this Section 2.24.
(ii)Outstanding Facility L/Cs; Repayment of Outstanding Loans; Borrowing of New Loans. On the effective date of such increase, each Increasing Lender and each New Lender (i) will be deemed to have purchased a participation in each then outstanding Facility L/Cs equal to its Ratable Share of such Facility L/Cs and the participation of each other Lender in such Letter of Credit shall be adjusted accordingly and (ii) will acquire, (and will pay to the Agent, for the account of each Lender, in immediately available funds, an amount equal to) its Ratable Share of all outstanding amounts to be paid by such Lender under Section 2.16(b)."
7.Amendment of Section 6.15. Section 6.15 [Minimum Liquidity] of the Credit Agreement is hereby amended and restated to read as follows:
(a)"6.15    Minimum Liquidity.
If, for the period ending the last day of any fiscal quarter during the Commitment Period (a) the Interest Coverage Ratio is less than 1.50 to 1.00 and (b) the ACFO Ratio is less than 1.50 to 1.00, the Borrower shall thereafter maintain either (or a combination of) unused availability under the Secured Borrowing Base or Unrestricted Cash at the Agent in an aggregate amount not less than $25,000,000 until the last day of the next succeeding fiscal quarter when either the Interest Coverage Ratio is not less than 1.50 to 1.00 or the ACFO Ratio is not less than 1.50 to 1.00. For purposes of this Section 6.15, the calculation of unused availability under the Secured Borrowing Base shall be based on the most recent Borrowing Base provided to the Lenders pursuant to Section 2.1(b)(viii) and adjusted as of the effective date of such Borrowing Base to reflect any Collateral pledged within the calendar month following the effective date of such Borrowing Base."

8.Amendment of Section 7.1. Section 7.1 [Limitation on Secured Indebtedness] of the Credit Agreement is hereby amended and restated to read as follows:
7.1    "Limitation on Secured Indebtedness.
Create, incur or suffer to exist any Secured Indebtedness exceeding $25,000,000 at any time outstanding (other than Secured Indebtedness in an aggregate amount not in excess of $50,000,000 in the nature of Contingent Obligations in respect of Letters of Credit fully secured by a Lien on cash and Cash Equivalents)."
9.Amendment of Subsections 7.2(b) and 7.2(i). Subsections 7.2(b) and 7.2(i) of the Credit Agreement are hereby amended and restated to read as follows:
(a)Liens securing Indebtedness permitted under subsection 7.1 hereof, including, without limitation, any Liens (and associated Secured Indebtedness) pursuant to development agreements or land contracts for the purchase or sale of real property, which secure (i) the return of a land deposit from another builder and/or developer, (ii) development obligations, (iii) the deferred purchase price of land or other payments due to the seller pursuant to a contract for the purchase of real property and (iv) other similar Liens in connection with development agreements or land contracts for the purchase or sale of real property;
(i)    Liens securing CDD bonds or similar bonds issued by Governmental Authorities to accomplish similar purposes.

10.Amendment of Subsection 7.6(e). Subsection 7.6(e) of the Credit Agreement is hereby amended and restated to read as follows:
(e)    "Investments in (including, without limitation, repayments, repurchases and redemptions of) the Senior Notes (2012) and, to the extent permitted by Section 7.11 of this Agreement, Investments in (including, without limitation, refinancings of) the Senior Notes (2018);

11."Amendment of Section 7.11. Section 7.11 [Limitation on Payment of Senior Notes] of the Credit Agreement is hereby amended and restated to read as follows:

1."Limitation on Payment and Refinancings of Senior Notes (2018). Except for payments made when due on the Senior Notes (2018) as permitted by this Agreement, Borrower shall not (a) directly or indirectly prepay, redeem or otherwise acquire any of the Senior Notes (2018), or (b)(i) make any payments, transfers on account of, or (ii) unless contemporaneously therewith effective provision is made to similarly secure the Obligations on an equal and ratable basis, provide a Lien to secure, the Senior Notes (2018); provided, however, Borrower may repurchase up to $50,000,000 in the aggregate of the Senior Notes (2018) so long as no Loans are outstanding under this Agreement and immediately thereafter not less than $10,000,000 in Unrestricted Cash remains; and further provided, that Borrower may enter into one or more agreements and/or transactions or series of agreements and/or transactions for the refinancing of the Senior Notes (2018) so long as any maturity date of such refinancing(s) is at least one year after the Maturity Date."

12.Amendment of Section 7.14. Section 7.14 [Refinancing of Senior Notes] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
7.14    "Intentionally Omitted."
13.Amendment of Borrowing Base Certificate. Exhibit A - Form of Borrowing Base Certificate to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit A hereto.
14.Amendment of Compliance Certificate. Exhibit F - Form of Compliance Certificate to the Credit Agreement is hereby amended and restated to read as set forth on Exhibit F hereto.
15.Addition of New Exhibit. A new Exhibit K entitled Lender Joinder is hereby added to the Credit Agreement to read as set forth on Exhibit K hereto.
16.Schedule 1 [Commitments of Lenders] to the Credit Agreement is deleted in its entirety and Schedule 1 attached hereto is substituted in place thereof. On the Amendment Effective Date, without the action of any other Person (a) the Lenders shall hold the Commitments set forth on Schedule 1 attached hereto, (b) the Lenders shall hold the Loans under and as defined in the Credit Agreement ratably in accordance with their respective Commitments set on Schedule 1 attached. From and after the Amendment Effective Date, all Revolving Credit Loans, Letter of Credit participations shall be made ratably in accordance with each Lender's Ratable Share after giving effect to the increases and reallocations in Commitments pursuant to this paragraph. Revolving Credit Loans, Letter of Credit participations shall be reallocated on the Amendment Effective Date as directed by the Agent in order that Revolving Credit Loans and Letter of Credit participations are held by the Lenders in accordance with their respective Ratable Shares after giving effect to the increases and reallocations in Commitments pursuant to this paragraph. The Borrower agrees to pay (or cause to be paid) any interest, breakage fees or other costs incurred in connection with this paragraph on the Amendment Effective Date (or, to the extent such payment is not requested prior to the Amendment Effective Date, promptly upon request). The Borrower agrees to execute and deliver new Revolving Credit Notes with respect to any Lender that is increasing its Commitment hereby.
17.Conditions Precedent. This Amendment shall be effective as of the date upon which the following conditions are satisfied:
(a)The Agent shall have received from the Borrower and the Lenders a counterpart of this Amendment signed on behalf of each such party.
(b)The Agent shall have received from the Guarantors the Consent and Agreement substantially in the form attached hereto as Appendix A.
(c)The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization or formation, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to the Borrower, the Loan Documents or this Amendment, all in form and substance satisfactory to the Agent and its counsel.

(d)The Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.
(e)Notes. Each Lender shall have received its respective Note, conforming to the requirements hereof and duly executed and delivered by a duly authorized officer of Borrower.
(f)Borrowing Base and Financial Covenant Compliance. Borrower shall have delivered to each Lender and Agent a Borrowing Base Certificate, certified by a Responsible Officer of Borrower, which shows compliance with the provisions of subsection 2.1(b) hereof as of the end of the most recent month end prior to the effective date of this Amendment and a certificate, in the form required in subsection 6.2(a) of the Credit Agreement with respect to the Borrower's compliance with the financial covenants set forth herein as of December 31, 2011, on a pro forma basis.
(g)Legal Opinion of Counsel to Borrower. Agent shall have received an executed legal opinion of (i) Vorys, Sater, Seymour and Pease LLP, counsel to Borrower and the Guarantors, and (ii) special Pennsylvania counsel to Borrower and the Guarantors, dated as of the date hereof and addressed to Lenders and Agent, in form and substance reasonably satisfactory to each Lender and Agent and covering such matters with respect to the transactions contemplated hereby as each Lender and Agent or their respective counsel may reasonably require.
(h)Corporate Proceedings of Borrower. Agent shall have received a copy of the resolutions (in form and substance satisfactory to Agent) of the board of directors of Borrower authorizing (i) the execution, delivery and performance, of this Amendment, (ii) the consummation of the transactions contemplated hereby, (iii) the borrowings herein provided for, and (iv) the execution, delivery and performance of the amended Notes and the other documents provided for in this Amendment, all certified by the Secretary or the Assistant Secretary of Borrower as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date hereof.
(i)Proceedings of Guarantors. Agent shall have received a copy of the respective resolutions (in form and substance reasonably satisfactory to Agent) of the board of directors, management committee or other governing body of each of the Guarantors (or of Borrower or another Subsidiary of Borrower as the sole shareholder or sole member of the applicable Guarantor), each resolution authorizing the execution, delivery and performance of the Consent and Agreement, all certified by the Secretary or Assistant Secretary (or other person in a comparable position) of the respective Guarantor (or Borrower or Subsidiary) as of the date hereof. Such certificate shall state that the resolutions set forth therein have not been amended, modified, revoked or rescinded as of the date hereof.
(j)Incumbency Certificate of Borrower. Agent shall have received a certificate of the Secretary or an Assistant Secretary of Borrower, dated the date hereof, as to the incumbency and signature of the officer(s) of each executing this Amendment, the Notes and any certificate or other documents to be delivered pursuant hereto or thereto and that the Borrower's organizational documents have not changed since the Closing Date.
(k)Incumbency Certificates of Guarantors. Agent shall have received a certificate of the Secretary (or other person in a comparable position) of each of the Guarantors, dated the date hereof, as to the incumbency and signatures of the officer(s) (or other person(s) in a comparable position) of each executing the Consent and Agreement and that such Guarantor's organizational documents have not changed since the Closing Date.
(l)No Proceeding or Litigation; No Injunctive Relief. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced and no action, suit, proceeding or investigation by any Governmental Authority shall have been threatened, against Borrower or any Guarantor or any of the officers, directors or managers of Borrower or any Guarantor, seeking to restrain, prevent or change the transactions contemplated by this Amendment in whole or in part or questioning the validity or legality of the transactions contemplated by this Amendment or seeking damages in connection with such transactions.
(m)Consents, Licenses, Approvals, etc. Agent shall have received true copies (certified to be such by Borrower or other appropriate party) of all consents, licenses and approvals required in accordance with applicable law in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, if the failure to obtain such consents, licenses or approvals, individually or in the aggregate, would have a material adverse effect on Borrower and the Guarantors taken as a whole, or would adversely affect the validity or enforceability of any of the foregoing documents, and approvals obtained shall be in full force and effect and be satisfactory in form and substance to Agent.
(n)Compliance with Law. Neither Borrower nor any of Borrowers' Subsidiaries shall be in violation in any material respect of any applicable statute, regulation or ordinance, including without limitation statutes, regulations or ordinances relating to environmental matters, of any governmental entity, or any agency thereof, in any respect materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower and the Borrowers' Subsidiaries taken as a whole.
(o)No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing hereunder prior to or after giving effect to the making of the initial Loans (including the issuance of Facility L/Cs) or the purchase by Lenders of participation interests in the Existing L/Cs on the first Borrowing Date hereunder.
(p)No Material Adverse Change. There shall have been no material adverse change in the consolidated financial condition or business or operations of Borrower and Borrowers' Subsidiaries from the date of Borrower's December 31, 2010 consolidated financial statements to the first Borrowing Date.
(q)Additional Matters. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Loan Documents shall be reasonably satisfactory in form and substance to each Lender and Agent and their respective counsel.
18.Representations and Warranties. To induce the Lenders to execute and deliver this Amendment, the Loan Parties, jointly and severally, represent and warrant to the Lenders (which representations and warranties shall survive the execution and delivery of this Amendment) that as of the date hereof and after giving effect to this Amendment: (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith (i) have been authorized by all requisite corporate or limited liability company action, as the case may be, on the part of the Loan Parties and validly executed by duly authorized officers, (ii) does not require the consent or approval of any Official Body, and (iii) will not contravene, conflict with, violate nor result in the breach of any law, charter, certificate or articles of organization or limited liability company operating agreement, or any provision of any material indenture, agreement or other instrument to which any Loan Party is a party or by which any properties or assets of any Loan Party are or may be bound, (b) no Event of Default or Potential Default has occurred or would result from the execution, delivery and performance of this Amendment, (c) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date (except representations and warranties which relate solely to an earlier date or time), (d) the Credit Agreement and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof; and (e) except as previously disclosed in writing to the Agent as of the date of this Amendment, there is no action, suit, proceeding or investigation before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which relate to the Collateral, involve a claim or claims individually or in the aggregate in excess of $200,000 or which if adversely determined would constitute a Material Adverse Change; and (f) no Material Adverse Change has occurred in the business, properties, assets, financial condition, results of operations or prospects of the Loan Parties and their Subsidiaries.
19.Ratification. Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
20.No Novation. This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.
21.Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles
22.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement and any of the parties hereto may execute this Amendment by signing any such counterpart.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
IN WITNESS WHEREOF, the Borrower and the Lenders have caused this Amendment to be duly executed as of the date first above written.
Borrower:
M/I HOMES, INC.

By:____________________________________
Name: Phillip G. Creek
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By:_____________________________________
Name:___________________________________
Title:____________________________________

Address:

PNC Real Estate Finance
2 Tower Center, 18th Floor
East Brunswick, NJ 08816
Attention: Douglas Paul, Senior Vice President
Phone: (732) 220-3566
Fax: (732) 220-3744
Email: douglas.paul@pnc.com

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.

THE HUNTINGTON NATIONAL BANK
as Co-Syndication Agent and as a Lender

By:_________________________
Name:    Michael L. Kauffman
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and as a Lender

By:____________________________________
Name:__________________________________
Title:___________________________________

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and as a Lender

By:__________________________________
Name:________________________________
Title:_________________________________

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
REGIONS BANK

By:________________________________
Name:______________________________
Title:_______________________________

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
WELLS FARGO BANK, N.A.

By:________________________________
Name:______________________________
Title:_______________________________

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
CITIBANK, N.A.

By:________________________________
Name:______________________________
Title:_______________________________

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT WITH M/I HOMES, INC.
COMERICA BANK

By:________________________________
Name:______________________________
Title:_______________________________

APPENDIX A
CONSENT AND AGREEMENT OF GUARANTORS
THIS CONSENT AND AGREEMENT OF GUARANTORS ("Consent") is executed and delivered as of January 31, 2012, by the undersigned (the "Guarantors"), in favor of the "Lenders" under that certain Credit Agreement dated as of June 9, 2010, among M/I HOMES, INC., an Ohio corporation (the "Borrower"), the Lenders party thereto and PNC BANK, NATIONAL ASSOCIATION., as Administrative Agent (the "Agent"). Such Credit Agreement, as it has been and may be amended, modified or supplemented from time to time, is hereinafter referred to as the "Credit Agreement." Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
WITNESSETH:
WHEREAS, the Guarantors have executed and delivered a Guaranty dated June 9, 2010 in favor of the Lenders under the Credit Agreement or a Supplemental Guaranty thereto (collectively, the "Guaranty"); and
WHEREAS, the Borrower and Guarantors executed and delivered a Collateral Agreement dated June 9, 2010 in favor of the Agent under the Credit Agreement or a Supplement or Joinder thereto (the “Collateral Agreement”); and
WHEREAS, MHO, LLC, a Florida limited liability company (“MHO”) executed and delivered a Security Agreement (Trademarks), dated as of June 7, 2010 but effective as of June 9, 2010, by and between MHO and the Agent (the “MHO Security Agreement”); and
WHEREAS, M/I Homes Service, LLC, an Ohio limited liability company (“M/I Homes Service”) executed and delivered a Security Agreement (Copyrights), dated as of June 7, 2010 but effective as of June 9, 2010, by and between M/I Homes Service and Agent (“Security Agreement (Copyrights)”); and
WHEREAS, M/I Homes of Central Ohio, LLC, an Ohio limited liability company; M/I Homes of Charlotte, LLC, a Delaware limited liability company; M/I Homes of Cincinnati, LLC, an Ohio limited liability company; M/I Homes of Raleigh, LLC, a Delaware limited liability company; and M/I Homes of Chicago, LLC, a Delaware limited liability company (collectively “Environmental Guarantors”) and Borrower executed and delivered a Environmental Indemnity Agreement in favor of the Agent (the “Environmental Indemnity Agreement”); and
WHEREAS, the Borrower, the Agent and certain Lenders have entered into that certain Amendment to Credit Agreement of even date herewith amending the Credit Agreement (the "Amendment"); and
WHEREAS, it is a condition to the Amendment that the Guarantors shall have executed this Consent.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, (i) the Guarantors hereby consent to the Amendment and agree that the Guaranty and the Collateral Agreement continue in full force and effect; (ii) MHO agrees that the MHO Security Agreement continues in full force and effect; (iii) M/I Homes Service agrees that the Security Agreement (Copyrights) continues in full force and effect; and (iv) Environmental Guarantors agree that the Environmental Indemnity Agreement continues in full force and effect. The Guarantors further agree that this Consent shall be govern by, and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY.]

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
IN WITNESS WHEREOF, this Consent has been duly executed by the Guarantors as of the day and year first set forth above.
Guarantors:
NORTHEAST OFFICE VENTURE, LIMITED LIABILITY COMPANY, a Delaware limited liability company, by M/I Homes, Inc.
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES SERVICE, LLC, an Ohio limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

MHO, LLC, a Florida limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

MHO HOLDINGS, LLC, a Florida limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
M/I PROPERTIES LLC, an Ohio limited liability company, by M/I Homes, Inc., its sole member
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF FLORIDA, LLC, a Florida limited liability company, by M/I Homes, Inc., its sole member
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF ORLANDO, LLC, a Florida limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF TAMPA, LLC, a Florida limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF WEST PALM BEACH, LLC, a Florida limited liability company
By: ______________________________
Name: Phillip G. Creek
Title: Executive Vice President,
Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
M/I HOMES OF DC, LLC,
a Delaware limited liability company

By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF CHARLOTTE, LLC, a Delaware limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF RALEIGH, LLC, a Delaware limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

THE FIELDS AT PERRY HALL, L.L.C., a Maryland limited liability company
By: ________________________
Name: Phillip G. Creek
Title: Executive Vice President,
Chief Financial Officer and Assistant Secretary

WILSON FARM, L.L.C., a Maryland limited liability company
By:_________________________
Name: Phillip G. Creek
Title: Executive Vice President,
Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
M/I HOMES OF CENTRAL OHIO, LLC, an Ohio limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF CINCINNATI, LLC, an Ohio limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF INDIANA, L.P., an Indiana limited partnership, by M/I Homes First Indiana LLC, its sole general partner
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES FIRST INDIANA LLC, an Indiana limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
M/I HOMES SECOND INDIANA LLC, an Indiana limited liability company, by M/I Homes, Inc., its sole member
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF CHICAGO, LLC, a Delaware limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

M/I HOMES OF HOUSTON, LLC, a Delaware limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

PRINCE GEORGES UTILITIES, LLC, a Maryland limited liability company
By: ____________________
Name: Phillip G. Creek
Title: Executive Vice President,
Chief Financial Officer and Treasurer

M/I HOMES OF GRANDVIEW YARD, LLC, an Ohio limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

SIGNATURE PAGE TO CONSENT AND AGREEMENT OF GUARANTORS
M/I HOMES OF SAN ANTONIO, LLC, an Delaware limited liability company
By:_____________________________
Name: Phillip G. Creek
Title: Executive Vice President and
Chief Financial Officer

SCHEDULE 1
COMMITMENTS

Lender	Commitment(1)	Ratable Share
PNC Bank, National Association	$22,500,000	16.07142857%
The Huntington National Bank	$22,500,000	16.07142857%
JPMorgan Chase Bank, N.A.	$20,000,000	14.28571429%
U.S. Bank National Association	$20,000,000	14.28571429%
Regions Bank	$15,000,000	10.71428571%
Wells Fargo Bank, N.A.	$15,000,000	10.71428571%
Citibank, N.A.	$15,000,000	10.71428571%
Comerica Bank	$10,000,000	7.14285714%

Total	$140,000,000.00	100%

(1)The Commitments indicated in this Schedule I are calculated based on an Aggregate Commitment of $140,000,000 and are subject to periodic proportionate reduction or increase upon reduction or increase of the Aggregate Commitment.

EXHIBIT F

COMPLIANCE CERTIFICATE

[LETTERHEAD OF M/I HOMES, INC.]
[DATE]
To: Agent and each Lender
Ladies and Gentlemen:
This letter is being sent to you to comply with subsection 6.2 of the Credit Agreement effective as of June 9, 2010 (as amended, the "Credit Agreement") and is being delivered to you for the period of [insert yearly or quarterly period as appropriate] for which period the undersigned has heretofore delivered, or is herewith delivering, the financial statements provided for in subsection 6.1 of the Credit Agreement (the "Financial Statements"). [The undersigned hereby certifies that such Financial Statements are true and accurate in all material respects, subject to normal year-end audit adjustments (Note: only required with delivery of unaudited Financial Statements)]. Capitalized terms used but not defined herein have the meanings given to such terms in the Credit Agreement.
The undersigned certifies that, after due examination by the undersigned and to the best of the knowledge of the undersigned, M/I Homes, Inc. and each of its Subsidiaries during the period stated above has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Credit Agreement, the Notes, the Guaranty Agreement and the Security Documents to be observed, performed or satisfied by it, and that the undersigned has no knowledge of any Default or Event of Default except [list any Defaults or Events of Default; if none, end sentence before "except"].
Additionally, I have enclosed a statement showing in detail the calculation of ratios and other covenants, in accordance with corresponding subsections of the Credit Agreement, as required by the Credit Agreement.
Yours very truly,
By:_________________________________
Printed Name: ________________________
Title: ________________________________
Enclosure

Ex. F-1

CONFIDENTIAL
STATEMENT OF CALCULATION OF CERTAIN COVENANTS
[Date]

Subsection No.	Covenant
1. 6.9
Maintain a Minimum Tangible Net Worth of at least: (i) $200,000,000 plus (ii) 50% of Consolidated Earnings (without deduction for losses and excluding the effect of any decreases in any Deferred Tax Valuation Allowance) earned for each completed fiscal quarter ending after March 31, 2010 to the date of determination plus (iii) the amount of any reduction or reversal in Deferred Tax Valuation Allowance for each completed fiscal quarter ending after March 31, 2010 minus (iv) the costs of the Borrower's repurchase of Senior Notes up to $10,000,000
(i) above:$200,000,000
Plus (ii) above:$___________
Plus (iii) above:$___________
Minus (iii) above:$___________
Required Minimum Tangible Net Worth:$___________
Consolidated Tangible Net Worth =$____________

2. 6.10	Maintain a Leverage Ratio not in excess of 1.50 to 1.00.
Consolidated Indebtedness:$
Consolidated Tangible Net Worth:$
Leverage Ratio = _____________ to 1.00
3. 6.11
Maintain an Interest Coverage Ratio of not less than 1.50 to 1.00.

The maintenance of an Interest Coverage Ratio of less than 1.50 to 1.00 as of the end of any fiscal quarter shall not constitute a violation of subsection 6.11 as long as Borrower, as of the end of such fiscal quarter, is in compliance with subsection 6.15.

EBITDA (for four quarters)$
Consolidated Interest Incurred (for four quarters):$
Interest Coverage Ratio = _____________ to 1.00
4. 6.15
If, for the period ending the last day of the most recently ended fiscal quarter (a) the Interest Coverage Ratio is less than 1.50 to 1.00 and (b) the ratio of (i) Adjusted Cash Flow from Operations ("ACFO Ratio") for the four fiscal quarters then ended to (ii) Consolidated Interest Incurred by the Borrower and its Subsidiaries for such four fiscal quarters is less than 1.50 to 1.00, until the end of the next fiscal quarter when the Interest Coverage Ratio is not less than 1.50 to 1.00 or the ACFO Ratio is not less than 1.50 to 1.00, the Borrower shall maintain either (or a combination of) unused availability under the Secured Borrowing Base or Unrestricted Cash in an amount not less than $25,000,000.

(i) Adjusted Cash Flow From Operations:$ (ii) Consolidated Interest Incurred:$ (iii) Ratio of (i) to (ii) (AFCO Ratio) _______ to _____

Ex. F-2

Unused Availability under Secured Borrowing Base= $______________ Unrestricted Cash = $_____________ Sum of Unused Availability and Unrestricted Cash $_____________
5. 7.1	Secured Indebtedness not to exceed $25,000,000.
Secured Indebtedness = $

Secured Indebtedness in the nature of Contingent Obligations in respect of Letters of Credit fully executed by a Lien on cash and Cash Equivalents not to exceed $50,000,000 ("Secured Contingent Obligations")

Secured Contingent Obligations = $
6. 7.5
Adjusted Land Value not to exceed 110% of Consolidated Tangible Net Worth.

Adjusted Land Value

(i) book value of all Land:$
less
(ii) the sum of

     (a) book value of Land and Lots under Contract: $
      and
(b) the lesser of :
            (1) the product of (x) the number
                   of Housing Units contracted for during the last
                    six months and (y) average book value of all
                  Finished Lots and Lots under Contract and: $

             (2) 25% of Consolidated Tangible Net Worth: $

Adjusted Land Value:$

Consolidated Tangible Net Worth:$

X 1.10 =$

7. 7.6(b)
Limit on extension of credit in connection with$
the sale of land of 10% of Consolidated
Tangible Net Worth.

10% of Consolidated Tangible Net Worth: $

Aggregate amount of extensions of credit in$
connection with the sale of Land:

Maximum maturity of any such extensions of
credit not to exceed five years:________________

8. 7.6(e)
Limit on Investments in Joint Ventures of twenty percent (20%) of Consolidated Tangible Net Worth, provided that Borrower has no less than a 20% interest in each such joint venture and that management and control decisions for each such joint venture require Borrower's consent and approval.

20% of Consolidated Tangible Net Worth:$

Investments in Joint Ventures:$

Lowest percentage interest of Borrower in a joint venture: ___________%

Ex. F-3

9. 7.13
The number of Speculative Housing Units, as at the end of any fiscal quarter, not to exceed the greater of (a) the number of Housing Unit Closings occurring during the period of twelve (12) months ending on the last day of such fiscal quarter, multiplied by thirty-five percent (35%) or (b) the number of Housing Unit Closings occurring during the period of six (6) months ending on the last day of such fiscal quarter, multiplied by seventy percent (70%).

Speculative Housing Units:

(a) Housing Unit Closings in last 12 months:________ x 35% =

(b) Housing Unit Closings in last 6 months:________ x 70% =

(c) Speculative Housing Units:

Ex. F-4

EXHIBIT K
FORM OF
LENDER JOINDER AND ASSUMPTION AGREEMENT
This Lender Joinder and Assumption Agreement (the "Joinder") is made as of ____________, 201__ (the "Effective Date") by ____________________________, (the "New Commitment Provider").
Background
Reference is made to the Credit Agreement dated June 9, 2010 among M/I HOMES, INC. (the "Borrower"), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto and PNC Bank, National Association, as administrative agent (the "Agent") (as the same has been and may hereafter be modified, supplemented or amended the "Agreement"). Capitalized terms defined in the Agreement are used herein as defined therein.
Agreement
In consideration of the Lenders' permitting the New Commitment Provider to become a Lender under the Agreement, the New Commitment Provider agrees that effective as of the Effective Date it shall become, and shall be deemed to be, a Lender under the Agreement and each of the other Loan Documents and agrees that from the Effective Date and so long as the New Commitment Provider remains a party to the Agreement, such New Commitment Provider shall assume the obligations of a Lender under and perform, comply with and be bound by each of the provisions of the Agreement which are stated to apply to a Lender and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents. The New Commitment Provider hereby acknowledges that it has heretofore received a true and correct copy of the Agreement (including any modifications thereof or supplements or waivers thereto) as in effect on the Effective Date [and the executed original of its Note dated the Effective Date issued by the Borrowers under the Agreement in the face amount of $_____________].
The Commitments and Ratable Shares of the New Commitment Provider and each of the other Lenders are as set forth on Schedule 1 to the Agreement. Schedule 1 to the Agreement is being amended and restated effective as of the Effective Date hereof to read as set forth on Schedule 1 hereto. Schedule 2 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing (a) on the date hereof the Borrower shall repay all outstanding Loans to which either of the Base Rate Option or the LIBO-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including the New Commitment Provider) according to the Ratable Shares set forth on attached Schedule 1 and shall be subject to breakage fees and other indemnities provided in Section 4.6.2.
The New Commitment Provider is executing and delivering this Joinder as of the Effective Date and acknowledges that (A) it shall share ratably in all Base Rate Loans borrowed by the Borrower on and after the Effective Date; (B) it shall participate in all new Eurodollar-Rate Loans borrowed by the Borrower on and after the Effective Date according to its Ratable Share; and (C) it shall participate in all Letters of Credit outstanding on the Effective Date according to its Ratable Share.
[SIGNATURE PAGES FOLLOW]

1

IN WITNESS WHEREOF, the New Commitment Provider has duly executed and delivered this Joinder as of the Effective Date.
[NEW LENDER]

By:________________________
Name:______________________
Title:_______________________

ACKNOWLEDGED:

PNC BANK, NATIONAL ASSOCIATION,
as Agent

By:_______________________
Name:_____________________
Title:______________________

M/I HOMES, INC.
By:_______________________
Name:_____________________
Title:______________________

2

Attachment to
M/I Homes, Inc.
Secured Borrowing Base Certificate
______________, 201_

$000's
1.Secured Borrowing Base Cash:	$
2.Appraised Value of Qualified Real Property:
3.Current book value of following Qualified Property in Secured Borrowing Base:
A.Qualified / Sub-Qualified Real Property by Single Markets:
1	$
2	$
3	$
B.Current book value of Lots Under Development:	$
C.Current book value of Unimproved Entitled Land:	$
4.Current book value of Sub-Qualified Real Property*	$
5.Borrowing Base Percentages:
A.Secured Borrowing Base Cash:	100%
B.Qualified Real Property:	45%
C.Sub-Qualified Real Property	35%
6.Gross Borrowing Base:
A.Line 1 times Line 5.A.:	$
B.Line 2 times Line 5.B.	$
C.Line 4 time Line 5.C.:	$
D.Sum of Line 6.A. plus 6.B. plus 6.C:	$
7.Limitations on Borrowing Base:
A.Line 3.A.1. times Line 5.B.:
B. Line 3.A.2. times Line 5.B.:
C.Line 3.A.3. times Line 5.B.
D.Line 3.B. times Line 5.B.:
E.Line 3.C. times Line 5.B.:
F.Aggregate amount by which any of Lines 7.A., 7.B. and 7.C. exceed 25% (35% in the case of Columbus Ohio) of Line 6.D.	$
G.Amount by which Line 7.D. exceeds 25% of Line 6.D.:	$
H.Amount by which Line 7.E. exceeds 30% of Line 6.D.:	$
I. Amount by which Line 7.D plus 7.E. exceeds 50% of Line 6.C.:	$
J.Amount by which Line 4 exceeds $25,000,000	$
8.Borrowing Base (Line 6.D. minus Line 7.F.minus Line 7.G. minus Line 7.H. minus Line 7.J.):	$
9.Aggregate Outstandings:	$
10.Line 8 minus Line 9 (Availability (Overadvance)):	$
*Without prior Agent approval, not single Real Property may remain as Sub-Qualified Real property for longer than 120 days.